OXYSURE SYSTEMS, INC.
APPROVAL OF BORROWING
BY UNANIMOUS WRITTEN CONSENT
AS AMENDED, 1 NOVEMBER 2008

WHEREAS, the Company desires to obtain a loans or advances (the "Loans") from JTR Investments, Limited ("JTR") in an amount of up to Seven Hundred Fifty Thousand Dollars ($750,000.00) ("Loan") pursuant to the terms and conditions of a Senior Note between the Company and JTR in the form attached hereto as Exhibit A (the "Senior Note");

WHEREAS, as an inducement to cause JTR to make the Loans to the Company, the Company is offering JTR warrants for the purchase of the Company's stock, pursuant to the terms and conditions of a Stock Purchase Warrant between the Company and JTR, in the form attached hereto as Exhibit B (the "Warrant"), such that: one warrant is issued for every $2,143 (two dollars and fourteen point 3 cents) advanced for all advances made by JTR since July 14, 2008 until the first to occur of: (a) JTR ceases, at its discretion to provide any further advances; or (b) the maximum of $750,000 is advanced.

WHEREAS, after due consideration of the Warrant, the Loans and the Senior Note, the Board of Directors of the Company is of the opinion that (i) the terms and conditions of the Warrant and of the Loans as set forth in the Senior Note are fair, (ii) the Warrant, the Senior Note and the Loans should be approved, and (iii) it would be in the best interests of the Company to approve the Warrant and the Loans and to authorize the Officers of the Company to negotiate, arrange for, and otherwise effectuate the aforesaid Warrant and Loans, pursuant to the terms of the Senior Note, to be executed, issued, delivered and performed on behalf of the Company;

NOW, THEREFORE, BE IT RESOLVED, that the Company borrow up to Seven Hundred Fifty Thousand Dollars ($750,000.00) from JTR; that the amounts outstanding on the Loans, from time to time shall mature the earlier of November 1, 2009 or the date of the Company's next financing; that the amounts outstanding on the Loans from time to time shall be due and payable on demand partially or in full prior to or at the end of such period; that any amounts outstanding on the Loans from time to time be convertible to shares of the Company's Common Stock at the option of JTR and that the Loans shall be evidenced by the Senior Note;

RESOLVED FURTHER, that the Company issue to JTR warrants as to the Common Stock of the Company, pursuant to the terms and conditions of a Stock Purchase Warrant between the Company and JTR, in the form attached hereto as Exhibit B (the "Warrant"), such that: one warrant is issued for every $2,143 (two dollars and fourteen point 3 cents) advanced for all advances made by JTR since July 14, 2008 until the first to occur of: (a) JTR ceases, at its discretion to provide any further advances; or (b) the maximum of $750,000 is advanced;

RESOLVED FURTHER, that the President or the Vice President of the Company are hereby authorized, directed and empowered to execute, for and on behalf of the Company and in its name, any and all documents required in connection with the Loans, including but not limited to the Senior Note and the Warrant, such approval to be conclusively evidenced by the execution and delivery thereof;

RESOLVED FURTHER, that the officers of the Company are. and each acting alone is, hereby authorized to do and perform any and all such acts, including execution of any and all documents and certificates, as such officers shall deem necessary or advisable, to carry out the purposes and intent of the foregoing resolutions.

RESOLVED FURTHER, that any actions taken by such officers prior to the date of the foregoing resolutions adopted hereby that are within the authority conferred thereby are hereby ratified, confirmed and approved as the acts and deeds of the Company.

have been effective as of the date the Optional Conversion Notice is given to Obligor; provided, however, that no failure by Obligor to so comply with such obligations shall prohibit Holder from exercising his rights as the holder of the Optional Conversion Shares.

8. Treatment of Note, Obligor will treat, account and report this Note as debt and not equity for accounting and tax (with respect to any returns filed with federal, state, local or foreign tax authorities) purposes.

9. Miscellaneous,

(a) Specific Performance. Obligor and Holder acknowledge and agree that in the event of any breach of this Note, the non-breaching party would be irreparably harmed and could not be made whole solely by monetary damages. Obligor and Holder hereby agree that in addition to any other remedy to which any party may be entitled at law or in equity, to the extent permitted by applicable law, Obligor and Holder shall be entitled to obtain an injunction or compel specific performance of this Note in any action instituted in any Court.

(b) Interpretation. The headings and captions in this Note are for convenience of reference only and shall not control or affect the meaning or construction of any provisions hereof.

(c) Notices. All notices and other communications required or permitted to be given hereunder shall be in writing and shall be (i) delivered by hand, (ii) delivered by a reputable commercial overnight delivery service, or (iii) transmitted by facsimile, in each case, sent to the address or telecopier number set below. Such notices shall be effective: (i) in the case of hand deliveries, when received; (ii) in the case of an overnight delivery service, when received; and (iii) in the case of facsimile transmission, when electronic confirmation of receipt is received by the sender. Any party may change its address and telecopy number by written notice to another party in accordance with this provision, provided that such notice shall be effective only upon receipt.

If to Obligor, to:

OxySure Systems, Inc.
10880 John W. Elliott Dr., Suite 600
Frisco, TX 75034
Telecopy: 972-294-6501
Attention: Chief Executive Officer

If to Holder, to:

JTR Investments, Limited
General Partner: JTR Management, LLC
5100 Eldorado Parkway, Suite 102-801
McKinney, TX 75070

(d)  Governing Law; Forum; Service of Process. This Note shall be governed by and construed in accordance with the laws of the State of Texas as to all matters, including indebtedness evidenced by this Note (the "Senior Indebtedness") shall be Senior to all other indebtedness of Obligor, whether existing as of the Issue Date or incurred at any time after the Issue Date (the "Junior Indebtedness"), and in that connection, prior to the Maturity Date, except for the obligations of Obligor upon any conversion of the Principal Amount in accordance with the terms of this Note:

(a) the payment of the Senior Indebtedness shall be senior to all and any rights, claims and actions which any other person may now or hereafter have against Obligor in respect of the Junior Indebtedness;

(b) the Senior Indebtedness shall not become capable of being subject to any right of setoff or counterclaim; and

(c) except upon the Maturity Date, upon the acceleration pursuant to Section 2, or upon the conversion of the Principal Amount in accordance with the terms of this Note, Holder shall not claim, request, demand, sue for, take or receive (whether by way of set-off or in any other manner and whether from Obligor or any other person) any money or other property in respect of the Senior Indebtedness or any part thereof.

7. Conversion Rights. At any time prior to the Maturity Date, subject to the written consent of Obligor, all but not less than all of the then outstanding Principal Amount of this Note maybe converted (an "Optional Conversion") into a number of shares of Obligor's common stock (the "Optional Conversion Shares") equal to the amount of the then outstanding Principal Amount to be converted divided by the Conversion Price (herein so called) which shall be one and one half dollars per Optional Conversion Share.

In order to exercise the right of Optional Conversion, Holder shall surrender this Note at the principal office of Obligor and shall give written notice of such exercise, substantially in the form of Exhibit A attached hereto (the "Optional Conversion Notice"), to Obligor at such office. Such Optional Conversion shall be deemed to have been effected at the close of business on the date on which such Optional Conversion Notice, duly completed and executed, shall have been given as aforesaid, and, subject to the last sentence of this Section 7, at such time such portion of the Principal Amount as is subject to such Optional Conversion shall be applied by Obligor in full payment of the Optional Conversion Shares to be issued in consequence of the Conversion and that application shall discharge Obligor from all liability in respect of such portion of the Principal Amount converted, and Holder shall be deemed for all puiposes to have become the holder of the Optional Conversion Shares.

As promptly as practicable, but in no event later than twenty (20) Business Days, after an Optional Conversion, Obligor, at its expense, shall cause Holder's name to be entered in the register of the shareholders of Obligor in respect of the Optional Conversion Shares and shall issue Holder certificates evidencing same. "Business Day" means any day other than a Saturday, Sunday or other day on which banks in the City of Dallas, State of Texas, United States of America are required or authorized to be closed. Notwithstanding any provision of this Note to the contrary, no Optional Conversion shall be deemed to have occurred unless and until Obligor shall have complied with the obligations set forth in the immediately preceding sentence, whereupon such Optional Conversion shall be deemed to

SENIOR NOTE

Date:

OxySure Systems, Inc., a company organized under the laws of the state of Delaware ("Obligor", which term, as used herein, shall include any successor thereto), for value received, hereby executes and delivers this Senior Note ("Note") in favor of JTR Investments, Ltd ("JTR"), a Texas limited partnership, and hereby promises to pay to Holder, his designees or his successors and permitted assigns, the sum of all amounts advanced by JTR or its affiliates, assigns or designees, which sum shall not exceed Five Hundred Thousand Dollars ($750,000.00), (the sum of any advances hereunder, from time to time shall be the "Principal Amount") upon demand prior but no later than on the Maturity Date (as defined below).

1. Maturity Date. The then outstanding Principal Amount shall become due and payable upon the completion of the next financing round completed by the Obligor or on the first anniversary of the Issue Date (the "Maturity Date"), whichever happens first. "Issue Date" means the date of first issuance of this Note as first set forth above. Issue Date shall mean the later of the date set forth above or the date of signature hereof.

2. Acceleration. Notwithstanding any provision hereof to the contrary, the obligations of Obligor hereunder shall forthwith mature and immediately accelerate and shall be immediately due and payable on the Default Date (as hereinafter defined) in the event that (i) the business of Obligor is discontinued, sold, liquidated or otherwise disposed of, whether by liquidation or dissolution, or (ii) Obligor shall take, or intends to take, or, as far as Obligor is aware, any other person shall receive a judgment, order or decree from a court of competent jurisdiction, in each case, for the Obligor's winding up, liquidation, dissolution, merger or consolidation that is not pursuant to an agreement between Obligor and Holder, or for the appointment of a receiver in relation to any or all of Obligor's assets, or Obligor shall admit in writing its inability to pay its debts as they become due or shall commit any other act of insolvency (each a "Default Event"). The date on which any Default Event occurs is referred to herein as the "Default Date."

3. Prepayments. Obligor may prepay any of the Principal Amoimt or any interest accrued on this Note at any time prior to the Maturity Date.

4. Method of Payment. Obligor shall pay all amounts payable under this Convertible Note in cash by wire transfer of immediately available funds to an account designated by Holder or, if no account has been designated, by certified check delivered to Holder at such place as Holder shall designate to Obligor in writing.

5. Presentment Waived. Obligor hereby expressly waives presentment for payment, demand, notice of dishonor, protest and notice of protest. Acceptance by Holder of any payment that is less than the full amount then due and owing hereunder shall not constitute a waiver of Holder's right to receive payment in full at such time or at any prior or subsequent time.

6. Seniority. Prior to the Maturity Date, except for the obligations of Obligor upon any conversion of the Principal Amount in accordance with the terms of this Note, all

EXHIBIT A

STOCK PURCHASE WARRANT

NEITHER THIS WARRANT NOR ANY SECURITIES ON EXERCISE HEREOF HAS BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF REGISTRATION UNDER SUCH ACT AND APPLICABLE LAWS, OR THE AVAILABILITY OF AN EXEMPTION FROM SUCH REGISTRATION, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT LEGALLY REQUIRED.

STOCK PURCHASE WARRANT

This Stock Purchase Warrant (this "Warrant"), dated____________ , is issued to JTR Investments, Limited (the "Holder"), by OxySure Systems, Inc., a Delaware corporation (the "Company").

Purchase of Shares. Subject to the terms and conditions hereinafter set forth, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the holder hereof in writing), to purchase from the Company ________________ fully paid and non-assessable shares of Common Stock, par value $_0.0004______________per share (the "Common Stock"), of the Company (as adjusted pursuant to Section 7 hereof, the "Shares") for the purchase price specified in Section 2 below.

Purchase Price. The purchase price for the Shares is $ 0.01 per share. Such price shall be subject to adjustment pursuant to Section 7 hereof (such price, as adjusted from time to time, is herein referred to as the "Warrant Price").

Exercise Period. This Warrant is exercisable in whole or in part at any time from the date hereof through the later of: (a) November 1, 2013; or (b) 5 years subsequent to the date hereof.

Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3 above, the Holder may exercise, in whole or in part, the purchase rights evidenced hereby. Such exercise shall be effected by:
surrender of this Warrant, together with a duly executed copy of the form of Exercise Notice attached hereto, to the Secretary of the Company at its principal offices, and the payment to the Company of an amount equal to the aggregate purchase price for the number of Shares being purchased, which shall be a whole number of shares; or if the Common Stock is publicly traded as of such date, the instruction to retain that whole number of Shares having a value equal to the aggregate exercise price of the Shares as to which this Warrant is being exercised and to issue to the Holder the remainder of such Shares computed using the following formula:

X = Y(A-B) A

EXHIBIT B

validity, construction, effect, performance and remedies of and under this Note. Venue in any and all suits, actions and proceedings between the parties hereto and relating to the subject matter of this Note shall be in the courts located in and for Dallas County, Texas (the "Courts"), which shall have exclusive jurisdiction for such purpose, and Holder and Obligor hereby irrevocably submit to the exclusive jurisdiction of such Courts and irrevocably waive the defense of an inconvenient forum to the maintenance of any such suit, action or proceeding. Service of process may be made in any manner recognized by such Courts. Holder and Obligor each hereby irrevocably waives its right to a jury trial arising out of any dispute in connection with this Convertible Note or the transactions contemplated hereby.

(e) Severability. The invalidity, illegality or unenforceability of one or more of the clauses or provisions of this Note in any jurisdiction shall not affect the validity, legality or enforceability of this Note in such jurisdiction or the validity, legality or enforceability of this Note, including any such clause or provision in any other jurisdiction, it being intended that all rights and obligations of the parties hereunder shall be enforceable to the fullest extent permitted by law.

(f) Successors; Assigns; Third-Party Beneficiaries. The provisions of this

Note shall be binding upon the parties hereto and their respective heirs, successors and permitted assigns. Neither this Note nor the rights or obligations of Obligor may be assigned by Obligor without the prior written consent of Holder. Holder may freely assign his rights or obligations hereunder. Any attempted assignment in contravention of this Note shall be null and void and of no effect. This Note is for the sole benefit of the parties hereto and their respective heirs, successors and permitted assigns and no provision hereof, whether express or implied, is intended, or shall be construed, to give any other Person any rights or remedies, whether legal or equitable, hereunder.

(g) Amendments. This Note may not be amended, modified or supplemented except in a writing signed by Obligor and Holder.

(h) Waiver. Any waiver (whether express or implied) of any default or breach of or by any party to this Note shall be effective unless evidenced by a writing signed by the party against which such waiver is sought to be enforced. No such waiver for any purpose shall constitute a waiver of any other or subsequent default or breach, or for any other purpose.

IN WITNESS WHEREOF, Obligor has caused this Note to be duly executed and delivered as of the date first set forth above.

OBLIGOR:

OXYSURE SYSTEMS, INC.

_____________________________
Name: Julian Ross Title: CEO
Date:

Where:

X = the number of shares of Common Stock to be issued to the Holder.
Y= the number of shares of Common Stock as to which this Warrant is being exercised,
A = the fair market value of one share of Common Stock.
B = the Warrant Price.

As used herein, the "fair market value of one share of Common Stock" shall mean:

(1) Except in the circumstances described in clause (2) hereof, the price per share of the Common Stock determined in good faith by the Board of Directors of the Company; or

(2) If such exercise is in conjunction with a merger, acquisition or other consolidation pursuant to which the Company is not the surviving entity, the value received by the holders of the Common Stock pursuant to such transaction for each share.

Certificates for Shares; Partial Exercise of Warrants.

Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within thirty (30) days of the delivery of the Exercise Notice.

If this Warrant is surrendered for partial exercise, the Company shall execute and deliver to the Holder of the Warrant, without charge to the Holder, a new Warrant exercisable for an aggregate number of shares of Common Stock equal to the unexercised portion of the surrendered Warrant.

Reservation of Shares. The Company covenants that it will at all times keep available such number of authorized shares of its Common Stock, free from ail preemptive rights with respect thereto, which will be sufficient to permit the exercise of this Warrant for the full number of Shares specified herein. The Company further covenants that such Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and non-assessable and free from all taxes, liens and charges with respect to the issuance thereof.

Adjustment of Warrant Price and Number of Shares. The number and kind of securities purchasable upon exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time as follows:

Stock Dividends, Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by stock split or otherwise, combine its Common Stock or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend and proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the purchase price payable per share, but the aggregate purchase price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective or as of the record date of such dividend, or, in the event that no record date is fixed, upon the making of such dividend.

Reclassification, Reorganization, Merger, Sale or Consolidation. In the event of any reclassification, capital reorganization or other change in the Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a) above) or in the event of a consolidation or merger of the Company with or into, or the sale of all or substantially all of the properties and assets of the Company, to any person, and in connection therewith consideration is payable to holders of Common Stock in cash, securities or other property, then as a condition of such reclassification, reorganization or change, consolidation, merger or sale, lawful provision shall be made, and duly executed documents evidencing the same shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant immediately prior to such event, the kind and amount of cash, securities or other property receivable in connection with such reclassification, reorganization or change, consolidation, merger or sale, by a holder of the same number of shares of Common Stock as were exercisable by the Holder immediately prior to such reclassification, reorganization or change, consolidation, merger or sale. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any cash, securities or property deliverable upon exercise hereof. Notwithstanding the foregoing, (i) if the Company merges or consolidates with, or sells all or substantially all of its property and assets to, any other person, and consideration is payable to holders of Common Stock in exchange for their Common Stock in connection with such merger, consolidation or sale which consists solely of cash, or (ii) in the event of the dissolution, liquidation or winding up of the Company, then the Holder shall be entitled to receive distributions on the date of such event on an equal basis with holders of Common Stock as if this Warrant had been exercised immediately prior to such event, less the Warrant Price. Upon receipt of such payment, if any, the rights of the Holder shall terminate and cease, and this Warrant shall expire. In case of any such merger, consolidation or sale of assets, the surviving or acquiring person and, in the event of any dissolution, liquidation or winding up of the Company, the Company shall promptly, after receipt of this surrendered Wan-ant, make payment by delivering a check in such amount as is appropriate (or, in the case of consideration other than cash, such other consideration as is appropriate) to such person as it may be directed in writing by the Holder surrendering this Warrant.

Pre-Exercise Rights. Prior to exercise of tins Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation, the right to vote such Shares, receive preemptive rights or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

Restricted Securities. The Holder understands that this Warrant and the Shares purchasable hereunder constitute "restricted securities'* under the federal securities laws inasmuch as they are being, or will be, acquired from the Company in transactions not involving a public offering and accordingly may not, under such laws and applicable regulations, be resold or transferred without registration under the Securities Act of 1933, as amended, or an applicable exemption from registration. The Holder further acknowledges that the Shares and any other securities issued upon exercise of this Warrant shall bear a legend substantially in the form of the legend appearing on the face hereof.

Certification of Investment Purpose. Unless a current registration statement under the Securities Act of 1933, as amended, shall be in effect with respect to the securities to be issued upon exercise of this Wan-ant, the Holder hereof, by accepting this Warrant, covenants and agrees that, at the time of exercise hereof, the Holder will deliver to the Company a written certification that the securities acquired by the Holder are acquired for investments purposes only and that such securities are not acquired with a view to, or for sale in connection with, any distribution thereof.

Successors and Assigns. The terms and provisions of this Warrant shall inure to the benefit of, and be binding upon, the Company and the Holder and their respective successors and assigns.

Governing Law. This Warrant shall be governed by the laws of the State of Texas, excluding the conflicts of laws provisions thereof.

IN WITNESS WHEREOF, the undersigned hereby agrees to the terms hereof effective as of ________________ .

COMPANY: OXYSURE SYSTEMS, INC.

By:__________________________

Name:________________________

Title:_________________________

EXERCISE NOTICE

Dated:

The undersigned hereby irrevocably elects to exercise the Stock Purchase Warrant, dated__________, issued by„_________,  a corporation (the "Company"), to the undersigned to the extent of purchasingshares of Common Stock and hereby makes payment of $_______________ in payment of the aggregate Warrant Price of such Shares.

COMPANY;

By:
Name:
Title: